SEC 873 (03/2003) Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

OMB APPROVAL OMB Number: 3235-0060 Expires: January 31, 2008 Estimated average burden hours per response...38.0

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2007

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5673 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2007, Advance Auto Parts, Inc. (“Company”), announced the appointment of Elwyn G. Murray III as Executive Vice President, Merchandising, Supply Chain, and Technology, effective immediately. Mr. Murray has served as the Company’s Executive Vice President, Administration since April 2005. Before joining the Company, he served in a variety of positions with Food Lion, LLC, including Senior Vice President of Store Operations from May 2002 to January 2005, Senior Vice President of Procurement, Distribution and Quality Assurance from January 2001 to April 2002, Vice President of Procurement and Pricing from July 1999 to December 2000, and Vice President of Marketing from December 1998 to June 1999.

On May 25, 2007, the Company announced that David B. Mueller, a named executive officer, had resigned as Executive Vice President, Merchandising and Marketing, effective immediately.

Mr. Mueller will receive severance benefits consistent with the provisions of his employment agreement with the Company. The terms of the agreement were described in the Company’s 2007 Proxy Statement, filed with the U.S. Securities and Exchange Commission on April 11, 2007, and the form of agreement was filed as an exhibit to a Form 8-K that was filed April 6, 2006. The Company has also agreed to provide Mr. Mueller with certain additional benefits, including outplacement services, with an approximate value of $16,000.

Item 7.01 Regulation FD Disclosure.

On May 25, 2007, the Company issued a press release announcing the appointment of Elwyn G. Murray III as Executive Vice President, Merchandising, Supply Chain, and Technology, effective immediately, and the resignation of David B. Mueller as Executive Vice President, Merchandising and Marketing, effective immediately. The press release is attached as Exhibit 99.1 and incorporated by reference herein.

Note: The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number

	99.1	Press Release, dated May 25, 2007, issued by Advance Auto Parts, Inc.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: June 1, 2007	/s/ Michael O. Moore
(Signature)*
Michael O. Moore
Executive Vice President, Chief Financial Officer

* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release, dated May 25, 2007, issued by Advance Auto Parts, Inc.